UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2022

Date of reporting period:	July 1, 2021 – June 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Equity Fund

Annual report
6 | 30 | 22

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Annual report
6 | 30 | 22

Message from the Trustees

August 9, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. Both stocks and bonds have experienced sharp declines in the first half of 2022. Inflation has shaken consumer confidence, while higher interest rates are helping to slow the U.S. economy. Globally, the Russia-Ukraine War, supply chain disruptions, and China’s continued deceleration could prolong market volatility.

While this difficult environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also have changes to the Board of Trustees to announce. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022: Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Vivek, please describe investing conditions during the 12 months ended June 30, 2022.

In the first half of the reporting period, easy monetary policy, a recovering global economy, healthy consumer spending, and strong corporate earnings were supportive of stock investing. However, in the fall of 2021, volatility rose when an outbreak of new Covid-19 variants caused shutdowns in parts of Europe and the United Kingdom. A hawkish policy pivot by the U.S. Federal Reserve, the European Central Bank, and other central banks to curb high inflation also dampened investor sentiment.

In the second half of the reporting period, investors began to weigh the impact of tighter monetary policy and rising interest rates on global growth. In late February 2022, Russia’s attack on Ukraine fueled sell-offs of stocks. Sanctions against Russia caused an energy crisis in Europe, which relies on Russia for much of its gas supply. High commodity prices curbed consumer and business spending, and inflation skyrocketed in the eurozone. China’s zero-Covid-19 policy also caused extended lockdowns and exacerbated supply chain issues. By the end of the reporting period, the global economy had moved closer to a recession.

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/22. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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How did the fund perform for the reporting period?

The fund returned –20.88%, underperforming the benchmark MSCI EAFE Index [ND], which returned –17.77% for the 12 months ended June 30, 2022.

Can you discuss some top contributors to fund performance for the reporting period?

Thales Group, a French manufacturer of electrical systems, equipment, and devices, was the fund’s top contributor. Thales serves the aerospace and defense, digital identity and security, and transportation sectors. Despite delivering solid earnings, the stock declined in calendar 2021 due to EU taxonomy regulations. EU taxonomy defines what economic activities are considered environmentally sustainable for businesses and investors. Before 2022, EU taxonomy excluded defense firms such as Thales. When EU taxonomy began allowing investments in defense, Thales’s stock valuation improved. The war in Ukraine also increased defense spending across Europe, which boosted investors’ outlook on the stock.

Bank of Ireland Group [BOI], the largest bank in Ireland, was another top performer. Organic growth and strategic acquisitions strengthened BOI’s earnings outlook over the period. A recent IT upgrade also helped to lower costs, and better positioned BOI to meet growing demand for electronic payment transactions in Ireland. We believe the outlook for BOI remains robust.

AstraZeneca, the U.K.-based global pharmaceutical company, also was additive to fund performance. AstraZeneca posted double-digit revenue growth and surpassed analysts’ earnings expectations during the period. The company benefits from a portfolio of top-selling oncology drugs, including Tagrisso [for lung cancer] and Lynparza [for ovarian cancer], which has helped propel revenue growth. AstraZeneca’s July 2021 acquisition of Alexion Pharmaceuticals also added immunological drugs and treatments for rare diseases to the company’s assets. We believe AstraZeneca’s extensive commercial pipeline will provide it with a long runway of growth.

What were some of the top detractors from fund performance for the reporting period?

Network International Holdings, the largest digital payment processor in the Middle East, was the fund’s top detractor. Increased competition from new mobile payment providers caused some sell-offs of Network International’s stock. We believe the company’s leadership position among merchants in the United Arab Emirates [UAE] remains a key competitive advantage. In addition, Network International is expanding its footprint into Saudi Arabian and African markets, where demand for digital payment solutions is rapidly increasing. We continue to own the stock.

Flutter Entertainment, an online sports betting and gaming operator based in Ireland, also dampened results. Flutter operates America’s leading sports betting site FanDuel. It also owns popular gaming sites like PokerStars, which serve large, global markets. We invested in Flutter after the United States legalized sports betting. While the firm was profitable on a global basis, Flutter’s U.S. division has operated at loss. This is largely due to higher customer acquisition costs incurred by Flutter in the early stages of its U.S. market penetration. We believe Flutter’s U.S. operations will achieve breakeven in calendar 2023, earlier than many of its peers. The stock remains in our portfolio.

Deutsche Post, a global logistics company based in Germany, also detracted from fund performance. Deutsche Post has a strong balance sheet and focuses on increasing shareholder value through dividend payouts and share buybacks. Investors grew concerned that demand for Deutsche Post’s mail services would decline due to a shift in post-pandemic trends or slower global growth. We like Deutsche Post since it has shifted its focus from its legacy letter-delivery business to DHL Express, which operates the largest international parcel delivery service. With very little competition in non-U.S. markets, DHL offers durable growth for Deutsche Post, in our view. We continue to own the stock.

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How were derivatives used during the reporting period?

We used forward currency contracts in an effort to hedge foreign exchange risk.

What is your outlook for the economy and the fund?

Stock markets have experienced several market corrections [declines of at least 10% from a recent high] year to date. Valuations of high-quality companies, the focus of this fund, have moved off their peak. Stock markets are presenting us with opportunities to acquire high-quality businesses at attractive valuations, in our view.

We believe a recession in Europe is very likely this year. European industrial companies and households are suffering from soaring energy and food prices. Gas flows from Russia into Europe are down 40% year to date and could shut down fully. Inflation has reached the double-digits in nearly half of all eurozone countries. While the European Central Bank is taking steps to combat inflation, the ongoing Russia-Ukraine War has clouded the outlook for many European economies.

For the fund, we continue to invest in what we believe are high-quality companies with durable business models, competitive moats, and experienced management. Through fundamental, bottom-up research and analysis, we focus on identifying stock-specific risks. We believe this can help protect the portfolio from broader macroeconomic uncertainties.

As the fund starts a new fiscal year, we are defensively positioned. We are focused on owning companies that we believe have a low risk of permanently losing large amounts of capital. We continue to actively manage the fund with the goal of achieving long-term capital appreciation.

Thank you, Vivek, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/28/91)
Before sales charge	6.26%	5.15%	1.40%	1.12%	–20.88%
After sales charge	6.06	4.53	0.20	–0.85	–25.43
Class B (6/1/94)
Before CDSC	6.04	4.52	0.64	0.37	–21.45
After CDSC	6.04	4.52	0.31	–0.49	–24.89
Class C (7/26/99)
Before CDSC	6.06	4.52	0.65	0.38	–21.44
After CDSC	6.06	4.52	0.65	0.38	–22.13
Class R (1/21/03)
Net asset value	6.00	4.88	1.15	0.86	–21.08
Class R5 (7/2/12)
Net asset value	6.51	5.49	1.73	1.44	–20.62
Class R6 (7/2/12)
Net asset value	6.55	5.60	1.83	1.55	–20.53
Class Y (7/12/96)
Net asset value	6.49	5.40	1.65	1.37	–20.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. The fund has had performance fee adjustments that may have had a positive or negative impact on returns. Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
MSCI EAFE Index (ND)	4.66%	5.40%	2.20%	1.07%	–17.77%
Lipper International
Multi-Cap Core Funds
category median*	6.26	5.14	1.98	1.27	–18.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/22, there were 331, 298, 257, 159, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,559 and $15,556, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,104, $17,058, $17,241, and $16,928, respectively.

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Fund price and distribution information For the 12-month period ended 6/30/22

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	$0.410000		$0.158000	$0.144000	$0.334000	$0.499000	$0.530000	$0.488000
Capital gains
Long-term gains	1.559000		1.559000	1.559000	1.559000	1.559000	1.559000	1.559000
Short-term gains	1.587326		1.587326	1.587326	1.587326	1.587326	1.587326	1.587326
Return of capital*	0.033674		0.033674	0.033674	0.033674	0.033674	0.033674	0.033674
Total	$3.590000		$3.338000	$3.324000	$3.514000	$3.679000	$3.710000	$3.668000
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
6/30/21	$28.93	$30.69	$27.38	$28.00	$28.49	$29.80	$29.45	$29.32
6/30/22	20.01	21.23	18.84	19.34	19.67	20.70	20.42	20.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 48.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/21	1.23%	1.98%	1.98%	1.48%	0.90%	0.80%	0.98%
Annualized expense ratio for the
six-month period ended 6/30/22*†‡	1.28%	2.03%	2.03%	1.53%	0.96%	0.86%	1.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes one-time annualized proxy cost of 0.02%.

‡ Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 6/30/22.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/22 to 6/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.68	$9.00	$9.00	$6.79	$4.26	$3.82	$4.57
Ending value (after expenses)	$790.30	$787.30	$787.50	$789.00	$791.30	$792.10	$791.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/22, use the following calculation method. To find the value of your investment on 1/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.41	$10.14	$10.14	$7.65	$4.81	$4.31	$5.16
Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,017.21	$1,020.03	$1,020.53	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 International Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently, and may in the future, invest significantly in European companies, the fund is particularly susceptible to economic, political, regulatory, or other events or conditions affecting issuers in Europe.

European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

12 International Equity Fund

fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

International Equity Fund 13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2022,

Putnam employees had approximately $453,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 International Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

International Equity Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

16 International Equity Fund

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. However, in the case of your fund, the first expense limitation applied during its fiscal year ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least October 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer

International Equity Fund 17

group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that

18 International Equity Fund

the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the under-performance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	1st
Five-year period	3rd

For the three-year period ended December 31, 2021, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2021, there were 342, 312 and 269 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

International Equity Fund 19

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 International Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Equity Fund 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam International Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam International Equity Fund (the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statement of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 International Equity Fund

The fund’s portfolio 6/30/22

COMMON STOCKS (94.9%)*	Shares	Value
Australia (2.0%)
BHP Group, Ltd. (ASE Exchange)	462,615	$13,171,954
		13,171,954
Canada (3.9%)
CAE, Inc. †	262,300	6,463,763
Cogeco Communications, Inc.	81,800	5,533,193
Thomson Reuters Corp.	129,600	13,510,740
		25,507,696
France (15.0%)
AXA SA	353,636	8,027,041
BNP Paribas SA	262,977	12,501,993
Capgemini SE	69,019	11,822,087
LVMH Moet Hennessy Louis Vuitton SA	30,700	18,714,490
Publicis Groupe SA	147,645	7,219,449
Sanofi	104,996	10,600,344
Schneider Electric SE	85,998	10,174,729
Thales SA	91,720	11,250,609
Worldline SA/France †	235,603	8,735,328
		99,046,070
Germany (9.7%)
Deutsche Boerse AG	123,541	20,662,581
Deutsche Post AG	198,428	7,431,869
Deutsche Telekom AG	467,298	9,277,950
Merck KGaA	90,100	15,201,668
Rheinmetall AG	49,514	11,430,970
		64,005,038
Hong Kong (4.6%)
AIA Group, Ltd.	1,515,400	16,425,138
CK Hutchison Holdings, Ltd.	2,079,500	14,058,913
		30,484,051
Ireland (5.9%)
Bank of Ireland Group PLC	2,495,669	15,775,709
CRH PLC	311,030	10,756,148
Flutter Entertainment PLC †	52,267	5,245,215
ICON PLC †	32,200	6,977,740
		38,754,812
Japan (18.8%)
Asahi Group Holdings, Ltd.	441,700	14,470,493
Chugai Pharmaceutical Co., Ltd.	230,400	5,892,453
Hoya Corp.	152,600	13,029,710
ITOCHU Corp.	287,600	7,772,916
Japan Exchange Group, Inc.	502,900	7,257,357
Minebea Mitsumi, Inc.	387,600	6,599,027
Mitsubishi Corp.	584,700	17,397,066
Mitsubishi UFJ Financial Group, Inc.	3,378,500	18,162,426
Murata Manufacturing Co., Ltd.	178,200	9,713,791
Renesas Electronics Corp. †	1,288,900	11,712,955
Sony Group Corp.	153,300	12,535,845
		124,544,039

International Equity Fund 23

COMMON STOCKS (94.9%)* cont.	Shares	Value
Netherlands (2.6%)
ASML Holding NV	6,372	$3,043,955
Universal Music Group NV	709,185	14,220,206
		17,264,161
Portugal (2.3%)
Jeronimo Martins SGPS SA	716,652	15,576,061
		15,576,061
Singapore (2.4%)
DBS Group Holdings, Ltd.	731,400	15,625,100
		15,625,100
South Korea (2.4%)
Hana Financial Group, Inc.	315,765	9,569,742
SK Telecom Co., Ltd.	153,993	6,167,311
		15,737,053
Switzerland (2.0%)
Lonza Group AG	24,302	12,957,333
		12,957,333
United Arab Emirates (1.0%)
Network International Holdings PLC †	2,855,252	6,562,120
		6,562,120
United Kingdom (18.7%)
Anglo American PLC (London Exchange)	279,372	9,988,138
AstraZeneca PLC	199,646	26,247,146
Coca-Cola Europacific Partners PLC	340,500	17,573,205
Diageo PLC	406,280	17,460,609
InterContinental Hotels Group PLC	120,605	6,386,344
London Stock Exchange Group PLC	189,647	17,619,033
Prudential PLC	893,112	11,045,804
Shell PLC (London Exchange)	668,842	17,374,634
		123,694,913
United States (3.6%)
Booz Allen Hamilton Holding Corp.	102,000	9,216,715
Linde PLC	50,761	14,572,768
		23,789,483
Total common stocks (cost $671,249,455)		$626,719,884

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes 1.625%, 8/15/29 [i]	$635,000	$582,022
Total U.S. treasury obligations (cost $582,022)		$582,022

SHORT-TERM INVESTMENTS (4.6%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 1.36% L	Shares	24,253,996	$24,253,996
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.43% P	Shares	1,149,000	1,149,000
U.S. Treasury Bills 1.166%, 7/14/22 ∆		$1,700,000	1,699,346
U.S. Treasury Bills 1.156%, 8/4/22 ∆		800,000	799,107
U.S. Treasury Bills 1.158%, 7/28/22 ∆		800,000	799,354

24 International Equity Fund

SHORT-TERM INVESTMENTS (4.6%)* cont.	Principal amount/ shares	Value
U.S. Treasury Bills 1.210%, 7/19/22 ∆	100,000	$99,949
U.S. Treasury Bills 0.800%, 7/12/22 ∆	1,400,000	1,399,588
Total short-term investments (cost $30,200,349)		$30,200,340

TOTAL INVESTMENTS
Total investments (cost $702,031,826)	$657,502,246

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2021 through June 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $660,510,953.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,211,754 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $5,152,173 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Financials	23.1%
	Industrials	17.5
	Health care	13.8

FORWARD CURRENCY CONTRACTS at 6/30/22 (aggregate face value $363,290,635)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/20/22	$7,660,307	$9,271,334	$(1,611,027)
	Canadian Dollar	Sell	7/20/22	5,068,044	5,407,492	339,448
	Japanese Yen	Buy	8/17/22	29,582,746	30,847,007	(1,264,261)
	New Taiwan Dollar	Sell	8/17/22	12,123	12,277	154
	Norwegian Krone	Buy	9/21/22	4,889,065	5,100,822	(211,757)
	Swedish Krona	Buy	9/21/22	2,478,529	2,593,974	(115,445)
	Swiss Franc	Buy	9/21/22	278,293	277,297	996

International Equity Fund 25

FORWARD CURRENCY CONTRACTS at 6/30/22 (aggregate face value $363,290,635) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	New Taiwan Dollar	Buy	8/17/22	$12,123	$12,285	$(162)
	Swedish Krona	Buy	9/21/22	1,127,435	1,180,283	(52,848)
	Swiss Franc	Buy	9/21/22	7,769,877	7,742,529	27,348
Citibank, N.A.
	Australian Dollar	Buy	7/20/22	263,284	291,684	(28,400)
	Danish Krone	Buy	9/21/22	19,265,198	19,694,977	(429,779)
Goldman Sachs International
	Chinese Yuan (Offshore)	Buy	8/17/22	186,002	184,827	1,175
	South Korean Won	Sell	8/17/22	3,009,961	3,095,667	85,706
	Swiss Franc	Buy	9/21/22	6,891,178	6,866,649	24,529
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/20/22	7,077,340	7,841,538	(764,198)
	British Pound	Sell	9/21/22	2,528,824	2,555,034	26,210
	Swedish Krona	Buy	9/21/22	3,914,026	4,095,549	(181,523)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/20/22	1,899,528	1,892,639	6,889
	Australian Dollar	Sell	7/20/22	1,899,528	1,910,439	10,911
	Hong Kong Dollar	Sell	8/17/22	5,507,840	5,510,092	2,252
	New Zealand Dollar	Buy	7/20/22	1,531,063	1,719,206	(188,143)
	South Korean Won	Sell	8/17/22	13,478,406	13,930,974	452,568
	Swedish Krona	Buy	9/21/22	6,048,638	6,329,943	(281,305)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	7/20/22	1,761,189	1,754,733	6,456
	Australian Dollar	Sell	7/20/22	1,761,189	1,830,604	69,415
	British Pound	Sell	9/21/22	16,036,689	16,540,957	504,268
	Canadian Dollar	Sell	7/20/22	984,009	1,013,790	29,781
	Japanese Yen	Buy	8/17/22	4,029,448	4,287,229	(257,781)
	Japanese Yen	Sell	8/17/22	4,175,231	4,226,466	51,235
	New Zealand Dollar	Buy	7/20/22	1,192,964	1,338,796	(145,832)
	Swedish Krona	Buy	9/21/22	2,529,567	2,647,477	(117,910)
	Swiss Franc	Buy	9/21/22	11,154,266	11,127,354	26,912
NatWest Markets PLC
	Canadian Dollar	Sell	7/20/22	3,662,960	3,775,212	112,252
	Swedish Krona	Buy	9/21/22	6,339,576	6,636,326	(296,750)
	Swiss Franc	Buy	9/21/22	5,780,428	5,759,641	20,787
State Street Bank and Trust Co.
	British Pound	Buy	9/21/22	11,197,021	11,224,767	(27,746)
	Canadian Dollar	Sell	7/20/22	2,103,741	2,143,808	40,067
	Chinese Yuan (Offshore)	Buy	8/17/22	2,093,531	2,080,353	13,178
	Euro	Sell	9/21/22	27,021,292	27,748,916	727,624
	Hong Kong Dollar	Sell	8/17/22	2,533,668	2,534,706	1,038
	Israeli Shekel	Buy	7/20/22	4,692,809	5,100,234	(407,425)
	Japanese Yen	Sell	8/17/22	4,841,310	5,057,874	216,564

26 International Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/22 (aggregate face value $363,290,635) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Singapore Dollar	Sell	8/17/22	$1,758,492	$1,752,682	$(5,810)
	Swiss Franc	Buy	9/21/22	1,897,491	1,890,737	6,754
Toronto-Dominion Bank
	Australian Dollar	Buy	7/20/22	3,348,765	3,336,625	12,140
	Australian Dollar	Sell	7/20/22	3,348,765	3,365,764	16,999
	Canadian Dollar	Sell	7/20/22	8,218,412	8,471,928	253,516
	Singapore Dollar	Sell	8/17/22	4,855,722	4,873,395	17,673
	Swiss Franc	Buy	9/21/22	4,455,745	4,439,228	16,517
UBS AG
	British Pound	Sell	9/21/22	562,990	580,667	17,677
	Canadian Dollar	Sell	7/20/22	5,962,866	6,139,258	176,392
	Euro	Sell	9/21/22	8,773,896	8,995,568	221,672
	Swiss Franc	Buy	9/21/22	18,741,810	18,684,805	57,005
WestPac Banking Corp.
	Australian Dollar	Buy	7/20/22	9,078,136	10,058,784	(980,648)
	British Pound	Sell	9/21/22	9,547,305	9,847,037	299,732
	Canadian Dollar	Buy	7/20/22	6,972,047	6,918,402	53,645
	Canadian Dollar	Sell	7/20/22	6,972,047	6,969,464	(2,583)
	Japanese Yen	Sell	8/17/22	11,661,756	11,772,530	110,774
Unrealized appreciation						4,058,259
Unrealized (depreciation)						(7,371,333)
Total						$(3,313,074)
* The exchange currency for all contracts listed is the United States Dollar.

International Equity Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$13,171,954	$—	$—
Canada	25,507,696	—	—
France	99,046,070	—	—
Germany	64,005,038	—	—
Hong Kong	30,484,051	—	—
Ireland	38,754,812	—	—
Japan	124,544,039	—	—
Netherlands	17,264,161	—	—
Portugal	15,576,061	—	—
Singapore	15,625,100	—	—
South Korea	15,737,053	—	—
Switzerland	12,957,333	—	—
United Arab Emirates	6,562,120	—	—
United Kingdom	123,694,913	—	—
United States	23,789,483	—	—
Total common stocks	626,719,884	—	—
U.S. treasury obligations	—	582,022	—
Short-term investments	1,149,000	29,051,340	—
Totals by level	$627,868,884	$29,633,362	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(3,313,074)	$—
Totals by level	$—	$(3,313,074)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 International Equity Fund

Statement of assets and liabilities 6/30/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $677,777,830)	$633,248,250
Affiliated issuers (identified cost $24,253,996) (Notes 1 and 5)	24,253,996
Foreign currency (cost $801,077) (Note 1)	793,423
Dividends, interest and other receivables	633,927
Foreign tax reclaim	2,046,371
Receivable for shares of the fund sold	494,391
Receivable for investments sold	7,557,786
Unrealized appreciation on forward currency contracts (Note 1)	4,058,259
Prepaid assets	72,721
Total assets	673,159,124

LIABILITIES
Payable to custodian	126,809
Payable for investments purchased	882,676
Payable for shares of the fund repurchased	580,996
Payable for compensation of Manager (Note 2)	389,413
Payable for custodian fees (Note 2)	61,212
Payable for investor servicing fees (Note 2)	262,733
Payable for Trustee compensation and expenses (Note 2)	613,084
Payable for administrative services (Note 2)	2,614
Payable for distribution fees (Note 2)	364,800
Unrealized depreciation on forward currency contracts (Note 1)	7,371,333
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,731,022
Other accrued expenses	261,479
Total liabilities	12,648,171

Net assets	$660,510,953

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$730,210,645
Total distributable earnings (Note 1)	(69,699,692)
Total — Representing net assets applicable to capital shares outstanding	$660,510,953

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($526,726,757 divided by 26,323,374 shares)	$20.01
Offering price per class A share (100/94.25 of $20.01)*	$21.23
Net asset value and offering price per class B share ($2,119,113 divided by 112,491 shares)**	$18.84
Net asset value and offering price per class C share ($7,679,103 divided by 397,157 shares)**	$19.34
Net asset value, offering price and redemption price per class R share
($789,419 divided by 40,130 shares)	$19.67
Net asset value, offering price and redemption price per class R5 share
($23,377 divided by 1,129 shares)†	$20.70
Net asset value, offering price and redemption price per class R6 share
($23,487,016 divided by 1,150,424 shares)	$20.42
Net asset value, offering price and redemption price per class Y share
($99,686,168 divided by 4,907,570 shares)	$20.31

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 29

Statement of operations Year ended 6/30/22

INVESTMENT INCOME
Dividends (net of foreign tax of $1,456,367)	$25,754,142
Interest (including interest income of $21,315 from investments in affiliated issuers) (Note 5)	38,954
Securities lending (net of expenses) (Notes 1 and 5)	62,153
Total investment income	25,855,249

EXPENSES
Compensation of Manager (Note 2)	5,810,498
Investor servicing fees (Note 2)	1,719,433
Custodian fees (Note 2)	198,894
Trustee compensation and expenses (Note 2)	32,096
Distribution fees (Note 2)	1,801,984
Administrative services (Note 2)	21,939
Other	530,333
Total expenses	10,115,177
Expense reduction (Note 2)	(657)
Net expenses	10,114,520

Net investment income	15,740,729

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $136,142) (Notes 1 and 3)	5,700,331
Foreign currency transactions (Note 1)	(265,949)
Forward currency contracts (Note 1)	(6,307,840)
Total net realized loss	(873,458)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(190,913,923)
Assets and liabilities in foreign currencies	(283,930)
Forward currency contracts	(1,270,152)
Total change in net unrealized depreciation	(192,468,005)

Net loss on investments	(193,341,463)

Net decrease in net assets resulting from operations	$(177,600,734)

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/22	Year ended 6/30/21
Operations
Net investment income	$15,740,729	$6,208,919
Net realized gain (loss) on investments
and foreign currency transactions	(873,458)	102,985,631
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(192,468,005)	125,684,356
Net increase (decrease) in net assets resulting
from operations	(177,600,734)	234,878,906
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,877,499)	(7,661,614)
Class B	(20,335)	(15,729)
Class C	(63,054)	(64,314)
Class R	(16,682)	(8,946)
Class R5	(505)	(159)
Class R6	(542,380)	(460,256)
Class Y	(2,168,575)	(1,431,724)
Net realized short-term gain on investments
Class A	(38,227,563)	—
Class B	(204,123)	—
Class C	(694,384)	—
Class R	(79,245)	—
Class R5	(1,607)	—
Class R6	(1,623,951)	—
Class Y	(7,051,679)	—
From return of capital
Class A	(810,967)	—
Class B	(4,330)	—
Class C	(14,731)	—
Class R	(1,681)	—
Class R5	(34)	—
Class R6	(34,451)	—
Class Y	(149,596)	—
From net realized long-term gain on investments
Class A	(37,545,385)	(9,558,052)
Class B	(200,481)	(69,134)
Class C	(681,993)	(233,757)
Class R	(77,830)	(20,128)
Class R5	(1,578)	(446)
Class R6	(1,594,971)	(424,334)
Class Y	(6,925,841)	(1,486,790)
Increase (decrease) from capital share transactions (Note 4)	52,207,542	(50,428,867)
Total increase (decrease) in net assets	(234,008,643)	163,014,656

NET ASSETS
Beginning of year	894,519,596	731,504,940
End of year	$660,510,953	$894,519,596

The accompanying notes are an integral part of these financial statements.

International Equity Fund 31

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
June 30, 2022	$28.93	.48[d]	(5.81)	(5.33)	(.41)	(3.15)	(.03)	(3.59)	—	$20.01	(20.88)	$526,727	1.26[e]	1.87[d]	89
June 30, 2021	22.21	.19	7.21	7.40	(.30)	(.38)	—	(.68)	—	28.93	33.64	716,014	1.23	.72	91
June 30, 2020	23.07	.22	(.69)	(.47)	(.34)	—	(.05)	(.39)	—	22.21	(2.20)	591,165	1.20	.97	84
June 30, 2019	25.36	.35	(1.36)	(1.01)	(.44)	(.80)	(.04)	(1.28)	—[f]	23.07	(3.04)	673,425	1.21[g]	1.55	77
June 30, 2018	23.80	.30	1.35	1.65	(.09)	—	—	(.09)	—	25.36	6.90	663,773	1.22	1.15	61
Class B
June 30, 2022	$27.38	.25[d]	(5.45)	(5.20)	(.16)	(3.15)	(.03)	(3.34)	—	$18.84	(21.45)	$2,119	2.01[e]	1.02[d]	89
June 30, 2021	21.03	(.02)	6.84	6.82	(.09)	(.38)	—	(.47)	—	27.38	32.62	4,127	1.98	(.07)	91
June 30, 2020	21.89	.05	(.67)	(.62)	(.21)	—	(.03)	(.24)	—	21.03	(2.94)	4,752	1.95	.22	84
June 30, 2019	24.05	.16	(1.27)	(1.11)	(.21)	(.80)	(.04)	(1.05)	—[f]	21.89	(3.79)	7,041	1.96[g]	.73	77
June 30, 2018	22.66	.08	1.31	1.39	—	—	—	—	—	24.05	6.13	6,606	1.97	.33	61
Class C
June 30, 2022	$28.00	.26[d]	(5.60)	(5.34)	(.14)	(3.15)	(.03)	(3.32)	—	$19.34	(21.44)	$7,679	2.01[e]	1.03[d]	89
June 30, 2021	21.51	(.02)	6.99	6.97	(.10)	(.38)	—	(.48)	—	28.00	32.63	14,722	1.98	(.07)	91
June 30, 2020	22.40	.05	(.68)	(.63)	(.23)	—	(.03)	(.26)	—	21.51	(2.94)	15,288	1.95	.23	84
June 30, 2019	24.35	.16	(1.24)	(1.08)	(.03)	(.80)	(.04)	(.87)	—[f]	22.40	(3.78)	20,888	1.96[g]	.72	77
June 30, 2018	22.94	.03[h]	1.38	1.41	—	—	—	—	—	24.35	6.15	15,737	1.97	.12[h]	61
Class R
June 30, 2022	$28.49	.40[d]	(5.71)	(5.31)	(.33)	(3.15)	(.03)	(3.51)	—	$19.67	(21.08)	$789	1.51[e]	1.54[d]	89
June 30, 2021	21.83	.11	7.10	7.21	(.17)	(.38)	—	(.55)	—	28.49	33.26	1,553	1.48	.43	91
June 30, 2020	22.66	.16	(.68)	(.52)	(.27)	—	(.04)	(.31)	—	21.83	(2.44)	1,688	1.45	.71	84
June 30, 2019	24.88	.28	(1.32)	(1.04)	(.34)	(.80)	(.04)	(1.18)	—[f]	22.66	(3.26)	2,796	1.46[g]	1.25	77
June 30, 2018	23.37	.22	1.34	1.56	(.05)	—	—	(.05)	—	24.88	6.66	3,446	1.47	.87	61
Class R5
June 30, 2022	$29.80	.58[d]	(6.00)	(5.42)	(.50)	(3.15)	(.03)	(3.68)	—	$20.70	(20.62)	$23	.95[e]	2.21[d]	89
June 30, 2021	22.65	.22	7.45	7.67	(.14)	(.38)	—	(.52)	—	29.80	34.07	30.90		.86	91
June 30, 2020	23.48	.33	(.75)	(.42)	(.36)	—	(.05)	(.41)	—	22.65	(1.93)	370.86		1.41	84
June 30, 2019	25.81	.45	(1.42)	(.97)	(.52)	(.80)	(.04)	(1.36)	—[f]	23.48	(2.73)	1,641	.87[g]	1.93	77
June 30, 2018	24.15	.41	1.36	1.77	(.11)	—	—	(.11)	—	25.81	7.30	1,946.89		1.57	61
Class R6
June 30, 2022	$29.45	.60[d]	(5.92)	(5.32)	(.53)	(3.15)	(.03)	(3.71)	—	$20.42	(20.53)	$23,487	.85[e]	2.31[d]	89
June 30, 2021	22.59	.30	7.35	7.65	(.41)	(.38)	—	(.79)	—	29.45	34.22	29,354.80		1.11	91
June 30, 2020	23.45	.33	(.72)	(.39)	(.42)	—	(.05)	(.47)	—	22.59	(1.83)	27,486.76		1.42	84
June 30, 2019	25.78	.47	(1.41)	(.94)	(.55)	(.80)	(.04)	(1.39)	—[f]	23.45	(2.60)	96,661	.77[g]	2.01	77
June 30, 2018	24.19	.43	1.36	1.79	(.20)	—	—	(.20)	—	25.78	7.36	107,395.79		1.64	61

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 International Equity Fund	International Equity Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
June 30, 2022	$29.32	.56[d]	(5.90)	(5.34)	(.49)	(3.15)	(.03)	(3.67)	—	$20.31	(20.68)	$99,686	1.01[e]	2.14[d]	89
June 30, 2021	22.50	.26	7.30	7.56	(.36)	(.38)	—	(.74)	—	29.32	33.95	128,719.98		.99	91
June 30, 2020	23.35	.28	(.70)	(.42)	(.38)	—	(.05)	(.43)	—	22.50	(1.96)	90,755.95		1.23	84
June 30, 2019	25.67	.39	(1.37)	(.98)	(.50)	(.80)	(.04)	(1.34)	—[f]	23.35	(2.81)	121,179	.96[g]	1.66	77
June 30, 2018	24.09	.40	1.34	1.74	(.16)	—	—	(.16)	—	25.67	7.19	180,977.97		1.53	61

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.22	0.87%
Class B	0.22	0.90
Class C	0.22	0.89
Class R	0.24	0.95
Class R5	0.23	0.89
Class R6	0.23	0.87
Class Y	0.23	0.87

e Includes one-time proxy cost of 0.01%.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

g Includes one time merger costs of 0.03%.

h The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

34 International Equity Fund	International Equity Fund 35

Notes to financial statements 6/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2021 through June 30, 2022.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. At times Putnam Management also uses derivatives, which are expected to include certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. For example, we typically use foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 International Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

International Equity Fund 37

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,948,035 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $4,211,754 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will

38 International Equity Fund

bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $6,295,884 recognized during the period between November 1, 2021 and June 30, 2022 to its fiscal year ending June 30, 2023.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $4,876,973 to its fiscal year ending June 30, 2023 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and June 30, 2022, and (ii) specified ordinary and currency losses recognized between November 1, 2021 and June 30, 2022).

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,324,920	$—	$9,324,920

International Equity Fund 39

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, distributions in excess, return of capital due to distributions which exceeded those required under the excise rules and from late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,683,900 to decrease net investment income, $13,597,888 to decrease paid-in capital and $20,281,788 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$47,836,802
Unrealized depreciation	(96,809,982)
Net unrealized depreciation	(48,973,180)
Capital loss carryforward	(9,324,920)
Post-October capital loss deferral	(6,295,884)
Late year ordinary loss deferral	(4,876,973)
Cost for federal income tax purposes	$703,162,352

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the merger of Putnam Europe Equity Fund (“acquired fund”) into the fund on June 24, 2019, the management contract was amended such that, after completion of the merger, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and the acquired fund for any portion of a performance period that is prior to the merger, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the

40 International Equity Fund

period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.703% of the fund’s average net assets, which included an effective base fee of 0.682% and an increase of 0.021% ($170,943) based on performance.

Putnam Management has contractually agreed, through October 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,408,954	Class R5	42
Class B	6,961	Class R6	14,123
Class C	24,706	Class Y	261,979
Class R	2,668	Total	$1,719,433

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $657 under the expense offset arrangements.

International Equity Fund 41

Each Independent Trustee of the fund receives an annual Trustee fee, of which $581, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,646,835
Class B	1.00%	1.00%	32,738
Class C	1.00%	1.00%	116,132
Class R	1.00%	0.50%	6,279
Total			$1,801,984

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,647 from the sale of class A shares and received $175 and $1,291 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $29 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$716,342,124	$805,648,414
U.S. government securities (Long-term)	—	—
Total	$716,342,124	$805,648,414

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

42 International Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,049,024	$26,723,519	783,340	$20,496,819
Shares issued in connection with
reinvestment of distributions	3,279,790	81,830,774	620,597	16,278,270
	4,328,814	108,554,293	1,403,937	36,775,089
Shares repurchased	(2,758,908)	(69,621,838)	(3,267,165)	(84,944,991)
Net increase (decrease)	1,569,906	$38,932,455	(1,863,228)	$(48,169,902)

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	490	$11,127	1,741	$44,624
Shares issued in connection with
reinvestment of distributions	16,717	394,178	3,165	78,911
	17,207	405,305	4,906	123,535
Shares repurchased	(55,448)	(1,332,492)	(80,137)	(1,964,176)
Net decrease	(38,241)	$(927,187)	(75,231)	$(1,840,641)

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	31,447	$780,069	30,206	$782,392
Shares issued in connection with
reinvestment of distributions	58,422	1,413,817	11,447	291,788
	89,869	2,193,886	41,653	1,074,180
Shares repurchased	(218,492)	(5,425,121)	(226,506)	(5,721,748)
Net decrease	(128,623)	$(3,231,235)	(184,853)	$(4,647,568)

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	12,880	$355,705	17,700	$459,617
Shares issued in connection with
reinvestment of distributions	6,874	168,836	1,088	28,156
	19,754	524,541	18,788	487,773
Shares repurchased	(34,150)	(883,503)	(41,582)	(1,060,832)
Net decrease	(14,396)	$(358,962)	(22,794)	$(573,059)

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	85	$2,445	285	$6,902
Shares issued in connection with
reinvestment of distributions	145	3,724	22	605
	230	6,169	307	7,507
Shares repurchased	(93)	(2,514)	(15,666)	(380,005)
Net increase (decrease)	137	$3,655	(15,359)	$(372,498)

International Equity Fund 43

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	160,308	$4,273,758	162,272	$4,336,391
Shares issued in connection with
reinvestment of distributions	143,350	3,641,090	32,175	857,474
	303,658	7,914,848	194,447	5,193,865
Shares repurchased	(150,075)	(3,834,572)	(414,113)	(11,047,710)
Net increase (decrease)	153,583	$4,080,276	(219,666)	$(5,853,845)

	YEAR ENDED 6/30/22		YEAR ENDED 6/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	873,230	$22,599,437	1,281,520	$34,911,958
Shares issued in connection with
reinvestment of distributions	594,109	15,025,018	99,590	2,645,109
	1,467,339	37,624,455	1,381,110	37,557,067
Shares repurchased	(949,971)	(23,915,915)	(1,024,520)	(26,528,421)
Net increase	517,368	$13,708,540	356,590	$11,028,646

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/21	cost	proceeds	income	of 6/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,689,600	$22,618,565	$25,308,165	$2,194	$—
Putnam Short Term
Investment Fund**	—	266,600,986	242,346,990	21,315	24,253,996
Total Short-term
investments	$2,689,600	$289,219,551	$267,655,155	$23,509	$24,253,996

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

44 International Equity Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$639,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$4,058,259	Payables	$7,371.333
Total		$4,058,259		$7,371,333

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(6,307,840)	$(6,307,480)
Total	$(6,307,480)	$(6,307,480)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,270,152)	$(1,270,152)
Total	$(1,270,152)	$(1,270,152)

International Equity Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$340,598	$27,348	$—	$111,410	$26,210	$472,620	$688,067	$133,039	$1,005,225	$316,845	$472,746	$464,151	$4,058,259
Total Assets	$340,598	$27,348	$—	$111,410	$26,210	$472,620	$688,067	$133,039	$1,005,225	$316,845	$472,746	$464,151	$4,058,259
Liabilities:
Forward currency contracts#	3,202,490	53,010	458,179	—	945,721	469,448	521,523	296,750	440,981	—	—	983,231	7,371,333
Total Liabilities	$3,202,490	$53,010	$458,179	$—	$945,721	$469,448	$521,523	$296,750	$440,981	$—	$—	$983,231	$7,371,333
Total Financial and Derivative Net Assets	$(2,861,892)	$(25,662)	$(458,179)	$111,410	$(919,511)	$3,172	$166,544	$(163,711)	$564,244	$316,845	$472,746	$(519,080)	$(3,313,074)
Total collateral received (pledged)†##	$(2,673,629)	$(25,662)	$(458,179)	$110,000	$(919,511)	$—	$166,544	$(104,952)	$564,244	$290,000	$472,746	$—
Net amount	$(188,263)	$—	$—	$1,410	$—	$3,172	$—	$(58,759)	$—	$26,845	$—	$(519,080)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$110,000	$—	$—	$239,000	$—	$582,022	$290,000	$510,000	$—	$1,731,022
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(2,673,629)	$(29,988)	$(462,665)	$—	$(940,520)	$—	$—	$(104,952)	$—	$—	$—	$—	$(4,211,754)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 International Equity Fund	International Equity Fund 47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $12,695,654 as a capital gain dividend with respect to the taxable year ended June 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $27,031,566, or $0.821 per share (for all classes of shares). Taxes paid to foreign countries were $1,592,510, or $0.048 per share (for all classes of shares).

The fund designated 1.29% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,227 of distributions paid as qualifying to be taxed as interest-related dividends, and $48,898,343 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

48 International Equity Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	22,645,976	992,125
Barbara M. Baumann	22,588,974	1,049,127
Katinka Domotorffy	22,668,380	969,721
Catharine Bond Hill	22,676,112	961,988
Kenneth R. Leibler	22,735,857	902,244
Jennifer W. Murphy	22,778,420	859,681
Marie Pillai	22,578,617	1,059,484
George Putnam, III	22,617,945	1,020,156
Robert L. Reynolds	22,759,989	878,111
Manoj P. Singh	22,672,682	965,419
Mona K. Sutphen	22,734,064	904,037

All tabulations are rounded to the nearest whole number.

International Equity Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

50 International Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of June 30, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Mses. Pillai and Murphy serve as Trustees of 76 Putnam Funds, and each other Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Equity Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2022	$78,613	$ —	$12,544	$ —
June 30, 2021	$85,278	$ —	$14,133	$ —

For the fiscal years ended June 30, 2022 and June 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $335,326 and $323,433 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2022	$ —	$328,951	$ —	$ —
June 30, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 26, 2022